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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)      August 25, 2000
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                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                             The Kingdom of Belgium
                             ----------------------
                 (State or Other Jurisdiction of Incorporation)


        0-27296                                              N/A
        ---------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


    52 Third Avenue, Burlington, Massachusetts                       01803
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(Address of Principal Executive Offices in the U.S.)               (Zip Code)


                                 (781) 203-5000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
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On August 25, 2000, the Registrant announced that Gaston Bastiaens had resigned as President and Chief Executive Officer and that John Duerden, formerly the President and Chief Executive Officer of the Registrant's Health Care Solutions Group, had been named as President and Chief Executive Officer of the Registrant. See press release dated August 25, 2000, which is filed as an exhibit to this form.

Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits:

         99.1  Press release dated August 25, 2000.

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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
Dated:  August 30, 2000

                              By:  /s/ Carl Dammekens
                              ---------------------------------------
                              Carl Dammekens, Chief Financial Officer
                              and Senior Vice President of Finance

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